UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 16, 2013

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	1-11533	74-2123597
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Bank of America Center, Suite 2400, 390 North Orange Avenue, Orlando, FL 32801

(Address of Principal Executive Offices, including zip code)

(407) 650-0593

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Parkway Properties, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 16, 2013 (the “Annual Meeting”) at which the stockholders ratified the adoption of the Parkway Properties, Inc. and Parkway Properties LP 2013 Omnibus Equity Incentive Plan (the “2013 Equity Plan”). The board of directors of the Company approved the 2013 Equity Plan, subject to stockholder approval, on December 19, 2012.

The 2013 Equity Plan permits the grant of awards with respect to an aggregate of 3,250,000 shares of common stock, with the maximum aggregate number of shares available for issuance in settlement of full value awards (i.e., awards other than options and stock appreciation rights) of 1,250,000 and the maximum aggregate number of shares available for issuance in settlement of options and stock appreciation rights of 2,000,000. The maximum number of shares that may be issued pursuant to incentive stock options is 2,000,000, and the maximum number of shares that may be made subject to awards granted in a calendar year to an individual participant is 1,250,000.

The 2013 Equity Plan permits the grant of the following types of awards: (1) stock options, including nonstatutory stock options and incentive stock options; (2) stock appreciation rights; (3) restricted shares; (4) restricted share units; (5) profits interest units; (6) dividend equivalent rights; and (7) other forms of awards payable in or denominated by reference to shares of common stock. All of the employees of the Company and Parkway Properties LP (the “Operating Partnership”), employees of certain subsidiaries of the Company, non-employee directors of the Company (excluding directors nominated by TPG VI Pantera Holdings, L.P.) and any consultants or advisors to the Company and the Operating Partnership are eligible to participate in the 2013 Equity Plan. The 2013 Equity Plan replaces the Company’s 2010 Omnibus Equity Incentive Plan, as amended, with respect to future awards.

A description of the material terms of the 2013 Equity Plan is set forth under the heading “Proposals to be Voted on—Proposal 4—Ratify Adoption of the 2013 Omnibus Equity Incentive Plan” in its 2013 Proxy Statement. The foregoing description of the terms of the 2013 Equity Plan is qualified in all respects by the terms of the 2013 Equity Plan, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

The forms of Profits Interest Units (LTIP Units) Agreement, Restricted Stock Unit Agreement – Performance Vesting, Restricted Stock Unit Agreement – Time Vesting and Stock Option Award Agreement are attached hereto as Exhibits 10.2 through 10.5, respectively, and are incorporated by reference into this Item 5.02.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, stockholders (i) elected the nine director nominees, (ii) approved, on an advisory basis, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year, (iii) approved, on an advisory basis, the compensation awarded to the Company’s named executive officers for 2012, and (iv) ratified the adoption of the 2013 Equity Plan.

The results of the voting for the nine director nominees were as follows:

Name	Affirmative	Withheld	Broker Non-Votes
Avi Banyasz	47,147,352	4,133,870	2,236,009
Charles T. Cannada	49,796,948	1,484,274	2,236,009
Edward M. Casal	51,047,639	233,583	2,236,009

Kelvin L. Davis	47,029,415	4,251,807	2,236,009
Laurie L. Dotter	49,794,886	1,486,336	2,236,009
James R. Heistand	50,763,468	517,754	2,236,009
C. William Hosler	50,936,138	345,084	2,236,009
Adam S. Metz	44,239,752	7,041,470	2,236,009
Brenda J. Mixson	51,051,808	229,414	2,236,009

The results for the advisory vote for the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2013 fiscal year were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
53,376,569	136,671	3,991	0

The results for the advisory vote on executive compensation for 2012 were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
46,399,009	4,833,135	49,078	2,236,009

The results of the voting for the ratification of the adoption of the 2013 Equity Plan were as follows:

Affirmative	Negative	Abstentions	Broker Non-Votes
50,543,981	691,758	45,483	2,236,009

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

10.1	ParkwayProperties, Inc. and Parkway Properties LP 2013 Omnibus Equity Incentive Plan

10.2	Form of Profits Interest Units (LTIP Units) Agreement under the 2013 Omnibus Equity Incentive Plan

10.3	Form of Restricted Stock Unit Agreement – Performance Vesting under the 2013 Omnibus Equity Incentive Plan

10.4	Form of Restricted Stock Unit Agreement – Time Vesting under the 2013 Omnibus Equity Incentive Plan

10.5	Form of Stock Option Award Agreement under the 2013 Omnibus Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2013

PARKWAY PROPERTIES, INC.

By:	/s/ Jeremy R. Dorsett
Jeremy R. Dorsett Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	ParkwayProperties, Inc. and Parkway Properties LP 2013 Omnibus Equity Incentive Plan

10.2	Form of Profits Interest Units (LTIP Units) Agreement under the 2013 Omnibus Equity Incentive Plan

10.3	Form of Restricted Stock Unit Agreement – Performance Vesting under the 2013 Omnibus Equity Incentive Plan

10.4	Form of Restricted Stock Unit Agreement – Time Vesting under the 2013 Omnibus Equity Incentive Plan

10.5	Form of Stock Option Award Agreement under the 2013 Omnibus Equity Incentive Plan